Fair Value Measurements, Derivative Instruments and Hedging Activities	12 Months Ended
Nov. 30, 2014
Fair Value Disclosures [Abstract]
Fair Value Measurements, Derivative Instruments and Hedging Activities
Fair Value Measurements, Derivative Instruments and Hedging Activities
Fair Value Measurements
U.S. accounting standards establish a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). This hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

•
Level 1 measurements are based on unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access. Valuation of these items does not entail a significant amount of judgment.

•
Level 2 measurements are based on quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or market data other than quoted prices that are observable for the assets or liabilities.

•	Level 3 measurements are based on unobservable data that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between independent and knowledgeable market participants at the measurement date. Therefore, even when market assumptions are not readily available, our own assumptions are set to reflect those that we believe market participants would use in pricing the asset or liability at the measurement date.
The fair value measurement of a financial asset or financial liability must reflect the nonperformance risk of the counterparty and us. Therefore, the impact of our counterparty’s creditworthiness was considered when in an asset position, and our creditworthiness was considered when in a liability position in the fair value measurement of our financial instruments. Creditworthiness did not have a significant impact on the fair values of our financial instruments at November 30, 2014 and 2013. Both the counterparties and we are expected to continue to perform under the contractual terms of the instruments. Considerable judgment may be required in interpreting market data used to develop the estimates of fair value. Accordingly, certain estimates of fair value presented herein are not necessarily indicative of the amounts that could be realized in a current or future market exchange.
Financial Instruments that are Not Measured at Fair Value on a Recurring Basis
The estimated carrying and fair values and basis of valuation of our financial instrument assets and liabilities that are not measured at fair value on a recurring basis were as follows (in millions):

	November 30, 2014				November 30, 2013
	Carrying Value	Fair Value			Carrying Value	Fair Value
		Level 1	Level 2	Level 3		Level 1	Level 2	Level 3
Assets
Cash and cash equivalents (a)	$240	$240	$—	$—	$349	$349	$—	$—
Restricted cash (b)	11	11	—	—	—	—	—	—
Long-term other assets (c)	156	1	103	49	110	1	58	50
Total	$407	$252	$103	$49	$459	$350	$58	$50
Liabilities
Fixed rate debt (d)	$4,433	$—	$4,743	$—	$5,574	$—	$5,941	$—
Floating rate debt (d)	4,655	—	4,562	—	3,986	—	3,997	—
Total	$9,088	$—	$9,305	$—	$9,560	$—	$9,938	$—

(a)	Cash and cash equivalents are comprised of cash on hand, and at November 30, 2013 also include time deposits. Due to their short maturities, the carrying values approximate their fair values.

(b)	Restricted cash is comprised of a money market deposit account.

(c)
At November 30, 2014 and 2013, long-term other assets were substantially all comprised of notes and other receivables. The fair values of our Level 1 and Level 2 notes and other receivables were based on estimated future cash flows discounted at appropriate market interest rates. The fair values of our Level 3 notes receivable were estimated using risk-adjusted discount rates.

(d)
Debt does not include the impact of interest rate swaps. The net difference between the fair value of our fixed rate debt and its carrying value was due to the market interest rates in existence at November 30, 2014 and 2013 being lower than the fixed interest rates on these debt obligations, including the impact of any changes in our credit ratings. At November 30, 2014 and 2013, the net difference between the fair value of our floating rate debt and its carrying value was due to the market interest rates in existence at November 30, 2014 and 2013 being slightly higher and slightly lower, respectively, than the floating interest rates on these debt obligations, including the impact of any changes in our credit ratings. The fair values of our publicly-traded notes were based on their unadjusted quoted market prices in markets that are not sufficiently active to be Level 1 and, accordingly, are considered Level 2. The fair values of our other debt were estimated based on appropriate market interest rates being applied to this debt.

Financial Instruments that are Measured at Fair Value on a Recurring Basis
The estimated fair value and basis of valuation of our financial instrument assets and liabilities that are measured at fair value on a recurring basis were as follows (in millions):

	November 30, 2014			November 30, 2013
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Assets
Cash equivalents (a)	$91	$—	$—	$113	$—	$—
Restricted cash (b)	19	—	—	28	—	—
Marketable securities held in rabbi trusts (c)	113	9	—	113	10	—
Derivative financial instruments (d)	—	14	—	—	60	—
Long-term other asset (e)	—	—	20	—	—	17
Total	$223	$23	$20	$254	$70	$17
Liabilities
Derivative financial instruments (d)	$—	$278	$—	$—	$31	$—
Total	$—	$278	$—	$—	$31	$—

(a)	Cash equivalents are comprised of money market funds.

(b)	The majority of restricted cash is comprised of money market funds.

(c)
At November 30, 2014 and 2013, marketable securities held in rabbi trusts were comprised of Level 1 bonds, frequently-priced mutual funds invested in common stocks, money market funds and Level 2 other investments. Their use is restricted to funding certain deferred compensation and non-qualified U.S. pension plans.

(d)	See “Derivative Instruments and Hedging Activities” section below for detailed information regarding our derivative financial instruments.

(e)
Long-term other asset is comprised of an auction-rate security. The fair value was based on a broker quote in an inactive market, which is considered a Level 3 input. During 2014, there were no purchases or sales pertaining to this auction-rate security and, accordingly, the change in its fair value was based solely on the strengthening of the underlying credit.

We measure our derivatives using valuations that are calibrated to the initial trade prices. Subsequent valuations are based on observable inputs and other variables included in the valuation models such as interest rate, yield and commodity price curves, forward currency exchange rates, credit spreads, maturity dates, volatilities and netting arrangements. We use the income approach to value derivatives for foreign currency options and forwards, interest rate swaps and fuel derivatives using observable market data for all significant inputs and standard valuation techniques to convert future amounts to a single present value amount, assuming that participants are motivated, but not compelled to transact. We also corroborate our fair value estimates using valuations provided by our counterparties.
Nonfinancial Instruments that are Measured at Fair Value on a Nonrecurring Basis
Sales and Impairments of Ships

In November 2014, we sold the 672-passenger capacity Ocean Princess for a total gain of $24 million, of which $14 million was recognized in the fourth quarter of 2014 as a reduction in other ship operating expenses. We provided $66 million of financing to the buyer, which is due in semi-annual installments through November 2019. Prior to the ship’s delivery in March 2016, we will continue to operate it under a bareboat charter agreement. As a result of the sale-leaseback accounting for this transaction, the remaining gain of $10 million will be recognized as a reduction in other ship operating expenses over the term of the bareboat charter agreement through March 2016.

In November 2014, we entered into a bareboat charter/sale agreement under which the 1,440-passenger capacity Grand Holiday was chartered to an unrelated entity in January 2015 through March 2025. Under this agreement, ownership of Grand Holiday will be transferred to the buyer in March 2025. This transaction did not meet the criteria to qualify as a sales-type lease and, accordingly, it will be accounted for as an operating lease whereby we will recognize the charter revenue over the term of the agreement. As a result of this transaction, we performed a ship impairment review and recognized a $31 million impairment charge in other ship operating expenses during the fourth quarter of 2014. The estimated fair value of the ship was substantially all determined based on the expected collectability of the bareboat charter payments, which is considered a Level 3 input.

Due to the expected absorption of Ibero Cruises’ (“Ibero”) operations into Costa in November 2014, and certain ship specific facts and circumstances, such as size, age, condition, viable alternative itineraries and historical operating cash flows, we performed an undiscounted future cash flow analysis of Ibero’s Grand Celebration as of May 31, 2014 to determine if the ship was impaired. The principal assumptions used in our undiscounted cash flow analysis consisted of forecasted future operating results, including net revenue yields and net cruise costs including fuel prices, and the estimated residual value, which are all considered Level 3 inputs, and the then expected transfer of Grand Celebration into Costa in November 2014. Based on its undiscounted cash flow analysis, we determined that the net carrying value for Grand Celebration exceeded its estimated undiscounted future cash flows. Accordingly, we then estimated the May 31, 2014 fair value of this ship based on its discounted future cash flows and compared the estimated fair value to its net carrying value. As a result, we recognized a $22 million ship impairment charge in other ship operating expenses during the second quarter of 2014.

In December 2014, we entered into a bareboat charter/sale agreement under which the 1,492-passenger capacity Costa Celebration (formerly Grand Celebration) was chartered to an unrelated entity in December 2014 through December 2024. Under this agreement, ownership of Costa Celebration will be transferred to the buyer in December 2024. This transaction did not meet the criteria to qualify as a sales-type lease and, accordingly, it will be accounted for as an operating lease whereby we will recognize the charter revenue over the term of the agreement.

During the third quarter of 2013, we recognized $73 million and $103 million of impairment charges related to Costa Voyager and Costa Classica, respectively. In November 2013, Costa Voyager was taken out-of-service, and during the second quarter of 2014 Costa Voyager was sold and we recognized a $37 million gain as a reduction in other ship operating expenses. The estimated fair values of these ships at the time of impairment were based on their undiscounted cash flow analyses, which included principal assumptions similar to most of those discussed above for Grand Celebration.

During 2012, Costa Allegra suffered damage and, accordingly, we decided to withdraw this ship from operations resulting in a $34 million impairment charge, which is included in other ship operating expenses. In addition, during 2012, we incurred $17 million for Costa Allegra incident-related expenses, which are principally included in other ship operating expenses. In October 2012, we sold Costa Allegra. Furthermore, during 2012, we recognized $23 million of ship impairment charges related to Seabourn Legend and Seabourn Pride in other ship operating expenses. The estimated fair value for all three of these ships was determined based on their sales value, which is considered a Level 3 input.
In 2014, 2013 and 2012, we recognized $53 million, $176 million and $57 million, respectively, of ship impairment charges in other ship operating expenses.
Valuation of Goodwill and Other Intangibles
The reconciliation of the changes in the carrying amounts of our goodwill, which goodwill has been allocated to our North America and EAA cruise brands, was as follows (in millions):

	North America Cruise Brands	EAA Cruise Brands	Total
Balance at November 30, 2012	$1,898	$1,276	$3,174
Foreign currency translation adjustment	—	36	36
Balance at November 30, 2013	1,898	1,312	3,210
Foreign currency translation adjustment	—	(83)	(83)
Balance at November 30, 2014	$1,898	$1,229	$3,127

At July 31, 2014, all of our cruise brands carried goodwill, except for Ibero and Seabourn. As of that date, we performed our annual goodwill impairment reviews, which included performing a qualitative assessment for all cruise brands that carried goodwill, except for Carnival Cruise Line, Cunard and P&O Cruises (UK). Qualitative factors such as industry and market conditions, macroeconomic conditions, changes to the weighted-average cost of capital (“WACC”), overall financial performance, changes in fuel prices and capital expenditures were considered in the qualitative assessment to determine how changes in these factors would affect each of these cruise brands’ estimated fair values. Based on our qualitative assessments, we determined it was more-likely-than-not that each of these cruise brands’ estimated fair values exceeded their carrying values and, therefore, we did not proceed to the two-step quantitative goodwill impairment reviews.

As of July 31, 2014, we also performed our annual goodwill impairment reviews of Carnival Cruise Line’s, Cunard’s and P&O Cruises (UK)’s goodwill. We did not perform a qualitative assessment but instead proceeded directly to step one of the two-step quantitative goodwill impairment review and compared each of Carnival Cruise Line’s, Cunard’s and P&O Cruises (UK)’s estimated fair value to the carrying value of their allocated net assets. Their estimated cruise brand fair value was based on a discounted future cash flow analysis. The principal assumptions used in our cash flow analyses consisted of forecasted future operating results, including net revenue yields and net cruise costs including fuel prices; capacity changes, including the expected rotation of vessels into, or out of, Carnival Cruise Line, Cunard and P&O Cruises (UK); capital expenditures; WACC of market participants, adjusted for the risk attributable to the geographic regions in which Carnival Cruise Line, Cunard and P&O Cruises (UK) operate and terminal values, which are all considered Level 3 inputs. Based on the discounted cash flow analyses, we determined that each of Carnival Cruise Line’s, Cunard’s and P&O Cruises (UK)’s estimated fair value significantly exceeded their carrying value and, therefore, we did not proceed to step two of the impairment reviews.
At November 30, 2014, accumulated goodwill impairment charges were $153 million, which are all related to Ibero and were recognized in 2012.
The reconciliation of the changes in the carrying amounts of our intangible assets not subject to amortization, which represent trademarks that have been allocated to our North America and EAA cruise brands, was as follows (in millions):

	North America Cruise Brands	EAA Cruise Brands	Total
Balance at November 30, 2012	$927	$372	$1,299
Ibero trademarks impairment charge (a)	—	(13)	(13)
Balance at November 30, 2013	927	359	1,286
Foreign currency translation adjustment	—	(21)	(21)
Balance at November 30, 2014	$927	$338	$1,265

(a)	In 2013, we recognized a $13 million impairment charge to fully write-off Ibero’s trademarks’ carrying value.

At July 31, 2014, our cruise brands that have significant trademarks recorded include AIDA, P&O Cruises (Australia), P&O Cruises (UK) and Princess. As of that date, we performed our annual trademark impairment reviews for these cruise brands, which included performing a qualitative assessment for AIDA, P&O Cruises (Australia) and Princess. Qualitative factors such as industry and market conditions, macroeconomic conditions, changes to the WACC, changes in royalty rates and overall financial performance were considered in the qualitative assessment to determine how changes in these factors would affect the estimated fair values for each of these cruise brands’ recorded trademarks. Based on our qualitative assessments, we determined it was more likely-than-not that the estimated fair value for AIDA’s, P&O Cruises (Australia)’s and Princess’ recorded trademarks exceeded their carrying value and, therefore, none of these trademarks were impaired.

As of July 31, 2014, we also performed our annual trademark impairment review of P&O Cruises (UK). We did not perform a qualitative assessment but instead proceeded directly to the quantitative trademark impairment review. Our quantitative assessment included estimating P&O Cruises (UK)’s trademarks fair value based upon a discounted future cash flow analysis, which estimated the amount of royalties that we are relieved from having to pay for use of the associated trademarks, based upon forecasted cruise revenues and a market participant’s royalty rate. The royalty rate was estimated primarily using comparable royalty agreements for similar industries. Based on our quantitative assessment, we determined that the estimated fair value for P&O Cruises (UK)’s trademarks significantly exceeded their carrying values and, therefore, none of these trademarks were impaired.
In 2013, we recognized a $14 million impairment charge related to an investment, leaving an insignificant carrying value at November 30, 2014 and 2013. In 2012, we recognized a $20 million impairment charge to write-off a portion of Ibero’s trademarks’ carrying value.
At November 30, 2014 and 2013, our intangible assets subject to amortization are not significant to our consolidated financial statements.
The determination of our cruise brand, cruise ship and trademark fair values includes numerous assumptions that are subject to various risks and uncertainties. We believe that we have made reasonable estimates and judgments in determining whether our goodwill, cruise ships and trademarks have been impaired. However, if there is a change in assumptions used or if there is a change in the conditions or circumstances influencing fair values in the future, then we may need to recognize an impairment charge.
Derivative Instruments and Hedging Activities
We utilize derivative and nonderivative financial instruments, such as foreign currency forwards, options and swaps, foreign currency debt obligations and foreign currency cash balances, to manage our exposure to fluctuations in certain foreign currency exchange rates, and interest rate swaps to manage our interest rate exposure in order to achieve a desired proportion of fixed and floating rate debt. In addition, we utilize our fuel derivatives program to mitigate a portion of the risk to our future cash flows attributable to potential fuel price increases, which we define as our “economic risk.” Our policy is to not use any financial instruments for trading or other speculative purposes.
All derivatives are recorded at fair value. The changes in fair value are recognized currently in earnings if the derivatives do not qualify as effective hedges, or if we do not seek to qualify for hedge accounting treatment, such as for our fuel derivatives. If a derivative is designated as a fair value hedge, then changes in the fair value of the derivative are offset against the changes in the fair value of the underlying hedged item. If a derivative is designated as a cash flow hedge, then the effective portion of the changes in the fair value of the derivative is recognized as a component of AOCI until the underlying hedged item is recognized in earnings or the forecasted transaction is no longer probable. If a derivative or a nonderivative financial instrument is designated as a hedge of our net investment in a foreign operation, then changes in the fair value of the financial instrument are recognized as a component of AOCI to offset a portion of the change in the translated value of the net investment being hedged, until the investment is sold or substantially liquidated. We formally document hedging relationships for all derivative and nonderivative hedges and the underlying hedged items, as well as our risk management objectives and strategies for undertaking the hedge transactions.
We classify the fair values of all our derivative contracts as either current or long-term, depending on whether the maturity date of the derivative contract is within or beyond one year from the balance sheet date. The cash flows from derivatives treated as hedges are classified in our Consolidated Statements of Cash Flows in the same category as the item being hedged. Our cash flows related to fuel derivatives are classified within investing activities.
The estimated fair values of our derivative financial instruments and their location in the Consolidated Balance Sheets were as follows (in millions):

		November 30,
	Balance Sheet Location	2014	2013
Derivative assets
Derivatives designated as hedging instruments
Net investment hedges (a)	Prepaid expenses and other	$6	$—
	Other assets – long-term	6	2
Foreign currency zero cost collars (b)	Other assets – long-term	—	8
Interest rate swaps (c)	Prepaid expenses and other	1	1
	Other assets – long-term	1	5
		14	16
Derivatives not designated as hedging instruments
Fuel (d)	Prepaid expenses and other	—	14
	Other assets – long-term	—	30
		—	44
Total derivative assets		$14	$60
Derivative liabilities
Derivatives designated as hedging instruments
Net investment hedges (a)	Accrued liabilities and other	$—	$4
Foreign currency zero cost collars (b)	Accrued liabilities and other	1	—
Interest rate swaps (c)	Accrued liabilities and other	13	13
	Other long-term liabilities	35	13
		49	30
Derivatives not designated as hedging instruments
Fuel (d)	Accrued liabilities and other	90	—
	Other long-term liabilities	139	1
		229	1
Total derivative liabilities		$278	$31

(a)
At November 30, 2014 and 2013, we had foreign currency forwards totaling $403 million and $578 million, respectively, that are designated as hedges of our net investments in foreign operations, which have a euro-denominated functional currency. At November 30, 2014, these foreign currency forwards settle through July 2017.

(b)
At November 30, 2014 and 2013, we had foreign currency derivatives consisting of foreign currency zero cost collars that are designated as foreign currency cash flow hedges for a portion of our euro-denominated shipbuilding payments. See “Newbuild Currency Risks” below for additional information regarding these derivatives.

(c)
We have euro interest rate swaps designated as cash flow hedges whereby we receive floating interest rate payments in exchange for making fixed interest rate payments. At November 30, 2014 and 2013, these interest rate swap agreements effectively changed $750 million and $909 million, respectively, of EURIBOR-based floating rate euro debt to fixed rate euro debt. These interest rate swaps settle through March 2025. In addition, at November 30, 2014 and 2013 we had U.S. dollar interest rate swaps designated as fair value hedges whereby we receive fixed interest rate payments in exchange for making floating interest rate payments. At November 30, 2014 and 2013, these interest rate swap agreements effectively changed $500 million of fixed rate debt to U.S. dollar LIBOR-based floating rate debt. These interest rate swaps settle through February 2016.

(d)
At November 30, 2014 and 2013, we had fuel derivatives consisting of zero cost collars on Brent crude oil (“Brent”) to cover a portion of our estimated fuel consumption through 2018 and through 2017, respectively. See “Fuel Price Risks” below for additional information regarding these fuel derivatives.

Our derivative contracts include rights of offset with our counterparties. We have elected to net certain of our derivative assets and liabilities within counterparties. The amounts recognized within assets and liabilities were as follows (in millions):

	November 30, 2014
	Gross Amounts	Gross Amounts Offset in the Balance Sheet	Total Net Amounts Presented in the Balance Sheet	Gross Amounts not Offset in the Balance Sheet	Net Amounts
Assets	$78	$(64)	$14	$(14)	$—
Liabilities	$342	$(64)	$278	$(14)	$264

	November 30, 2013
	Gross Amounts	Gross Amounts Offset in the Balance Sheet	Total Net Amounts Presented in the Balance Sheet	Gross Amounts not Offset in the Balance Sheet	Net Amounts
Assets	$137	$(77)	$60	$(7)	$53
Liabilities	$108	$(77)	$31	$(7)	$24

The effective portions of our derivatives qualifying and designated as hedging instruments recognized in other comprehensive (loss) income were as follows (in millions):

	November 30,
	2014	2013	2012
Net investment hedges	$25	$(11)	$48
Foreign currency zero cost collars – cash flow hedges	$(10)	$(1)	$16
Interest rate swaps – cash flow hedges	$(28)	$2	$(11)

There are no credit risk related contingent features in our derivative agreements, except for bilateral credit provisions within our fuel derivative counterparty agreements. These provisions require interest-bearing, non-restricted cash to be posted or received as collateral to the extent the fuel derivative fair value payable to or receivable from an individual counterparty, respectively, exceeds $100 million. At November 30, 2014 and 2013, no collateral was required to be posted to or received from our fuel derivative counterparties.
The amount of estimated cash flow hedges’ unrealized gains and losses that are expected to be reclassified to earnings in the next twelve months is not significant. We have not provided additional disclosures of the impact that derivative instruments and hedging activities have on our consolidated financial statements as of November 30, 2014 and 2013 and for the years ended November 30, 2014, 2013 and 2012 where such impacts were not significant.
Fuel Price Risks
Our exposure to market risk for changes in fuel prices substantially all relates to the consumption of fuel on our ships. We use our fuel derivatives program to mitigate a portion of our economic risk attributable to potential fuel price increases. We designed our fuel derivatives program to maximize operational flexibility by utilizing derivative markets with significant trading liquidity and our program currently consists of zero cost collars on Brent.
All of our derivatives are based on Brent prices whereas the actual fuel used on our ships is marine fuel. Changes in the Brent prices may not show a high degree of correlation with changes in our underlying marine fuel prices. We will not realize any economic gain or loss upon the monthly maturities of our zero cost collars unless the average monthly price of Brent is above the ceiling price or below the floor price. We believe that these derivatives will act as economic hedges; however, hedge accounting is not applied. As part of our fuel derivatives program, we will continue to evaluate various derivative products and strategies. In 2014, 2013 and 2012, our unrealized (losses) gains, net on fuel derivatives were $(268) million, $36 million and $6 million, respectively, and in 2014 and 2012, our realized losses, net were $(3) million and $(13) million, respectively. There were no realized gains or losses in 2013.
At November 30, 2014, our outstanding fuel derivatives consisted of zero cost collars on Brent to cover a portion of our estimated fuel consumption as follows:

Maturities (a)	Transaction Dates	Barrels (in thousands)	Weighted-Average Floor Prices	Weighted-Average Ceiling Prices	Percent of Estimated Fuel Consumption Covered
Fiscal 2015
	November 2011	2,160	$80	$114
	February 2012	2,160	$80	$125
	June 2012	1,236	$74	$110
	April 2013	1,044	$80	$111
	May 2013	1,884	$80	$110
	October 2014	1,920	$79	$110
		10,404			51%
Fiscal 2016
	June 2012	3,564	$75	$108
	February 2013	2,160	$80	$120
	April 2013	3,000	$75	$115
		8,724			42%
Fiscal 2017
	February 2013	3,276	$80	$115
	April 2013	2,028	$75	$110
	January 2014	1,800	$75	$114
	October 2014	1,020	$80	$113
		8,124			39%
Fiscal 2018
	January 2014	2,700	$75	$110
	October 2014	3,000	$80	$114
		5,700			28%

(a)	Fuel derivatives mature evenly over each month within the above fiscal periods.
Foreign Currency Exchange Rate Risks
Overall Strategy
We manage our exposure to fluctuations in foreign currency exchange rates through our normal operating and financing activities, including netting certain exposures to take advantage of any natural offsets and, when considered appropriate, through the use of derivative and nonderivative financial instruments. Our primary focus is to manage the economic foreign currency exchange risks faced by our operations, which are the ultimate foreign currency exchange risks that would be realized by us if we exchanged one currency for another, and not accounting risks. While we will continue to monitor our exposure to these economic risks, we do not currently hedge our foreign currency exchange risks with derivative or nonderivative financial instruments, with the exception of certain of our ship commitments and net investments in foreign operations. The financial impacts of the hedging instruments we do employ generally offset the changes in the underlying exposures being hedged.
Operational Currency Risks
Our European and Australian cruise brands generate significant revenues and incur significant expenses in their euro, sterling or Australian dollar functional currency, which subjects us to "foreign currency translational" risk related to these currencies. Accordingly, exchange rate fluctuations of the euro, sterling and Australian dollar against the U.S. dollar will affect our reported financial results since the reporting currency for our consolidated financial statements is the U.S. dollar. Any strengthening of the U.S. dollar against these foreign currencies has the financial statement effect of decreasing the U.S. dollar values reported for these cruise brands’ revenues and expenses. Any weakening of the U.S. dollar has the opposite effect.

Most of our brands also have non-functional currency risk related to their international sales operations, which has become an increasingly larger part of most of their businesses over time, and principally includes the euro, sterling and Australian and U.S. dollars. In addition, all of our brands have non-functional currency expenses for a portion of their operating expenses.  Accordingly, we also have "foreign currency transactional" risks related to changes in the exchange rates for our brands’ revenues and expenses that are in a currency other than their functional currency. However, these brands’ revenues and expenses in non-functional currencies create some degree of natural offset from these currency exchange movements. In addition, we monitor this foreign currency transactional risk in order to measure its impact on our results of operations.
Investment Currency Risks
We consider our investments in foreign operations to be denominated in relatively stable currencies and of a long-term nature. We partially mitigate our net investment currency exposures by denominating a portion of our foreign currency intercompany payables in our foreign operations’ functional currencies, substantially all sterling. As of November 30, 2014 and 2013, we have designated $2.4 billion and $2.2 billion, respectively, of our foreign currency intercompany payables as nonderivative hedges of our net investments in foreign operations. Accordingly, we have included $359 million and $234 million of cumulative foreign currency transaction nonderivative gains in the cumulative translation adjustment component of AOCI at November 30, 2014 and 2013, respectively, which offsets a portion of the losses recorded in AOCI upon translating our foreign operations’ net assets into U.S. dollars. During 2014, 2013 and 2012, we recognized foreign currency nonderivative transaction gains (losses) of $125 million, $(9) million and $39 million, respectively, in the cumulative translation adjustment component of AOCI.
Newbuild Currency Risks
Our shipbuilding contracts are typically denominated in euros. Our decisions regarding whether or not to hedge a non-functional currency ship commitment for our cruise brands are made on a case-by-case basis, taking into consideration the amount and duration of the exposure, market volatility, economic trends, our overall expected net cash flows by currency and other offsetting risks. We use foreign currency derivative contracts and have used nonderivative financial instruments to manage foreign currency exchange rate risk for some of our ship construction payments.
In July 2012, we entered into foreign currency zero cost collars that are designated as cash flow hedges for a portion of P&O Cruises (UK) Britannia’s euro-denominated shipyard payments. These collars mature in February 2015 at a weighted-average ceiling of $287 million and a weighted-average floor of $266 million. In June 2014, we entered into additional foreign currency zero cost collars that are also designated as cash flow hedges for the remaining portion of Britannia’s euro-denominated shipyard payments. These collars also mature in February 2015 at a weighted-average ceiling of $281 million and a weighted-average floor of $274 million. If the spot rate is between the weighted-average ceiling and floor rates on the date of maturity, then we would not owe or receive any payments under these collars.
On January 22, 2015, we entered into foreign currency zero cost collars that are designated as cash flow hedges for a portion of a Princess and Seabourn newbuilds’ euro-denominated shipyard payments. The Princess newbuild’s collars mature in March 2017 at a weighted-average ceiling of $590 million and a weighted-average floor of $504 million. The Seabourn newbuild’s collars mature in November 2016 at a weighted-average ceiling of $221 million and a weighted-average floor of $185 million. If the spot rate is between the weighted-average ceiling and floor rates on the date of maturity, then we would not owe or receive any payments under these collars.
At January 22, 2015, substantially all of our remaining newbuild currency exchange rate risk relates to euro-denominated newbuild construction payments for a Carnival Cruise Line, Holland America Line and Seabourn newbuild, which represent a total unhedged commitment of $1.7 billion.
The cost of shipbuilding orders that we may place in the future that is denominated in a different currency than our cruise brands’ or the shipyards’ functional currency is expected to be affected by foreign currency exchange rate fluctuations. These foreign currency exchange rate fluctuations may affect our desire to order new cruise ships.
Interest Rate Risks
We manage our exposure to fluctuations in interest rates through our debt portfolio management and investment strategies. We evaluate our debt portfolio to determine whether to make periodic adjustments to the mix of fixed and floating rate debt through the use of interest rate swaps and the issuance of new debt or the early retirement of existing debt. At November 30, 2014, 52% and 48% (59% and 41% at November 30, 2013) of our debt bore fixed and floating interest rates, respectively, including the effect of interest rate swaps. In addition, to the extent that we have excess cash available for investment, we purchase high quality short-term investments with floating interest rates, which offset a portion of the impact of interest rate fluctuations arising from our floating interest rate debt portfolio.
Concentrations of Credit Risk
As part of our ongoing control procedures, we monitor concentrations of credit risk associated with financial and other institutions with which we conduct significant business. Our maximum exposure under foreign currency and fuel derivative contracts and interest rate swap agreements that are in-the-money, which were not material at November 30, 2014, is the replacement cost, net of any collateral received or contractually allowed offset, in the event of nonperformance by the counterparties to the contracts, all of which are currently our lending banks. We seek to minimize credit risk exposure, including counterparty nonperformance primarily associated with our cash equivalents, investments, committed financing facilities, contingent obligations, derivative instruments, insurance contracts and new ship progress payment guarantees, by normally conducting business with large, well-established financial institutions, insurance companies and export credit agencies, and by diversifying our counterparties. In addition, we have guidelines regarding credit ratings and investment maturities that we follow to help safeguard liquidity and minimize risk. We normally do require collateral and/or guarantees to support notes receivable on significant asset sales, long-term ship charters and new ship progress payments to shipyards. We currently believe the risk of nonperformance by any of our significant counterparties is remote.
We also monitor the creditworthiness of travel agencies and tour operators in Asia, Australia and Europe and credit and debit card providers to which we extend credit in the normal course of our business, which includes charter-hire agreements in Asia prior to sailing. Our credit exposure also includes contingent obligations related to cash payments received directly by travel agents and tour operators for cash collected by them on cruise sales in Australia and most of Europe where we are obligated to honor our guests' cruise payments made by them to their travel agents and tour operators regardless of whether we have received these payments. Concentrations of credit risk associated with these receivables, charter-hire agreements and contingent obligations are not considered to be material, primarily due to the large number of unrelated accounts within our customer base, the amount of these contingent obligations and their short maturities. We have experienced only minimal credit losses on our trade receivables and related contingent obligations. We do not normally require collateral or other security to support normal credit sales.